Confidential ©2006 Catalina Marketing Corporation
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Operating Income Margins *
Operating Income Margins *
43.3%
46.1%
44.7%
0.9%
20.7%
30.8%
11.1%
24.2%
22.5%
21.8%
26.5%
27.3%
'04 '05 '06 '04 '05 '06 '04 '05 '06 '04 '05 '06
* CHR pro forma excludes $11.6M adjustment in FY 2004 due to revenue restatement
CMS
CMS
CHR
CHR
CMI
CMI
CMC
CMC
Exhibit 99.2

Confidential ©2006 Catalina Marketing Corporation
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CHR Achieving Successful Growth *
(millions)
CHR Achieving Successful Growth *
CHR Achieving Successful Growth *
(millions) (millions)
$64.7
$66.2
$76.2
$89.5
FY '03 FY '04 FY '05 FY '06
-$6.8
$0.6
$15.7
$27.6
FY '03 FY '04 FY '05 FY '06
*Pro forma excludes ($1.7M) and $11.6M adjustments in FY 2003 and FY 2004, respectively, due to revenue restatements
Revenues Operating Profit

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CMI Strong Financial Results
CMI Strong Financial Results
(millions) (millions)
Revenues Operating Profit
* CAGR was +25.0% in local currency
$30.0
$49.6
$64.1
$73.8
FY '03 FY '04 FY '05 FY '06
-$1.2
$5.5
$15.5
$16.6
FY '03 FY '04 FY '05 FY '06